UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2013

WideOpenWest Finance, LLC

(Exact name of registrant as specified in its Charter)

Delaware	333-187850	31-1811298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7887 East Belleview Avenue, Suite 1000 Englewood, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (720) 479-3500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 20, 2013, WideOpenWest Finance, LLC (the “Company”), issued a press release announcing that it will hold a conference call to review the Company’s financial results for the quarter ended March 31, 2013 on Thursday, May 23, 2013 at 11:00 a.m. Eastern Standard Time.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following items are included as Exhibits to this report and incorporated herein by reference:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release, dated May 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEOPENWEST FINANCE, LLC

Date: May 21, 2013	By:	/s/ Richard E. Fish, Jr.
Richard E. Fish, Jr.
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release dated May 20, 2013